UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CareCloud, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

CareCloud, Inc.

7 Clyde Road

Somerset, NJ 08873

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 27, 2025

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 13, 2025 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: https://ir.carecloud.com/sec-filings

-	The Company’s 2025 Proxy Statement (including all attachments thereto),
-	The 2024 Annual Report on Form 10-K, as amended, of the Company,
-	The Proxy Card, and
-	Any amendments to the foregoing materials that are required to be furnished to stockholders.

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy
You must reference your control number listed below.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper copy of the proxy materials:

By telephone please call (toll free) 1-855-987-8625,
or
By email at: vote@vstocktransfer.com

Please include the company name and your account number in the subject line.

CONTROL #	AC:ACCT9999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 27, 2025

TIME

11:00 a.m., Eastern Time, on

Tuesday, May 27, 2025

PURPOSE

●	To elect to the Board of Directors (the “Board”) the following nominees presented by the Board: Anne Busquet, Bill Korn, and Lawrence Sharnak.

●	To approve, on an advisory basis, the compensation of CareCloud, Inc.’s (the “Company”) named executive officers, as disclosed in the Company’s 2025 Proxy Statement’s compensations tables and any related information found in such proxy statement.

●	To approve the appointment of Rosenberg Rich Baker Berman, P.A as our independent registered public accounting firm for the year ending December 31, 2025.

●	To consider and act on such other business as may properly come before the Annual Meeting on any postponement(s) or adjustment(s) thereof.

DOCUMENTS

This Notice is only an overview of the Proxy Statement and proxy card included in this mailing which is also available at https://ir.carecloud.com/sec-filings. The Notice of Internet Availability will be mailed to shareholders on or about April 8, 2025.

PLACE

The Company’s principal executive offices located at 7 Clyde Road, Somerset, NJ 08873.

RECORD DATE

Owners of shares of the Company’s common stock, as of the close of business on March 31, 2025, will receive notice of, and be entitled to vote at, the Annual Meeting and any adjournments.

VOTING

Even if you plan to attend the Annual Meeting, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Assistant Corporate Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the Annual Meeting, you may revoke your proxy and vote in person on each matter brought before the Annual Meeting. You may also vote over the Internet using the Internet address on the proxy card. To be considered, all votes must be received by midnight on May 21, 2025.

Norman Roth

Interim Chief Financial Officer and Assistant Corporate Secretary

Dated: April 8, 2025